UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number  811-21556

Perritt Funds, Inc.
(Exact name of registrant as specified in charter)

300 South Wacker Drive, Suite 2880, Chicago, IL 60606
(Address of principal executive offices) (Zip code)

Michael J. Corbett, 300 South Wacker Drive, Suite 2880, Chicago, IL 60606
(Name and address of agent for service)

1-312-669-1650
Registrant's telephone number, including area code

Date of fiscal year end: October 31, 2013

Date of reporting period:  October 31, 2013

Item 1. Reports to Stockholders.

MicroCap Opportunities Fund

Ultra MicroCap Fund

Annual Report
October 31, 2013

The PERRITT MICROCAP OPPORTUNITIES FUND will, under normal circumstances, invest at least 80% of its assets in a diversified portfolio of common stocks of United States companies that at the time of initial purchase have a market capitalization (equity market value) that is below $500 million (referred to as “microcap” companies).  The Fund seeks to invest in microcap companies that have demonstrated above-average growth in revenues and/or earnings, possess relatively low levels of long-term debt, have a high percentage of their shares owned by company management, and possess modest price-to-sales ratios and price-to-earnings ratios that are below their long-term annual growth rate. At times, the Fund may also invest in “special situations” such as companies that possess valuable patents, companies undergoing restructuring, and companies involved in large share repurchase programs.  Investors should expect the Fund to contain a mix of both value-priced and growth stocks.

The PERRITT ULTRA MICROCAP FUND will, under normal circumstances, invest at least 80% of its assets in a diversified portfolio of common stocks of United States companies that at the time of initial purchase have a market capitalization (equity market value) that is below $300 million (referred to as “microcap” companies). The Fund seeks to invest in microcap companies that have a high percentage of their shares owned by company management, possess relatively low levels of long-term debt, have a potential for above average growth in revenues and/or earnings, and possess reasonable valuations based on the ratios of price-to-sales, price-to-earnings, and price-to-book values. The microcap companies in which the Fund may invest include “early stage” companies, which are companies that are in a relatively early stage of development with market capitalizations that are below $50 million. At times, the Fund may also invest in unseasoned companies, companies that are undergoing corporate restructuring, initial public offerings, and companies believed to possess undervalued assets.

Table of Contents

Annual Report
October 31, 2013

Perritt MicroCap Opportunities Fund
From the Desk of Michael Corbett, President	2
Performance	6
Ten Largest Common Stock Holdings	8
Allocation of Portfolio Investments	9

Perritt Ultra MicroCap Fund
From the Desk of Michael Corbett, President	10
Performance	14
Ten Largest Common Stock Holdings	16
Allocation of Portfolio Investments	17

Perritt Funds
Schedules of Investments	18
Statements of Assets and Liabilities	26
Statements of Operations	27
Statements of Changes in Net Assets	28
Financial Highlights	30
Notes to Financial Statements	32
Report of Independent Registered Public Accounting Firm	39
Expense Example	40
Directors and Officers	42
Information	45

Perritt MicroCap Opportunities Fund

President’s Message

Michael Corbett, President

The Perritt MicroCap Opportunities Fund is excited to celebrate its 25th year of operations.  We are proud to be among a limited group of mutual funds, not to mention one of the only micro-cap funds to have achieved such a long-term track record.  We are also proud of the fact that the Fund and its advisor have stayed independent throughout its history.

The Fund celebrated its 25th year of operations with an impressive 42.46 percent gain during the fiscal year ended October 31, 2013, which compares favorably to the 36.28 percent gain for the Russell 2000 Index and the 38.72 percent gain for the Russell MicroCap Index.  While it is important to look at recent history to judge results, we believe a gauge of success is to examine longer term performance results.  The Fund’s longer term performance results, as well as the results for the Russell 2000 Index and the Russell MicroCap Index, can be viewed on page 7.

During the past year, we liquidated 29 companies from the portfolio.  Five companies were sold due to buyout offers: GlobeComm Systems (GCOM), Heelys (HLYS), Michael Baker (BKR), Stewart Enterprises (STEI) and Steinway Musical Instruments (LVB).  While the number of merger and acquisition deals announced in the past year was disappointing, the premiums offered were impressive.  We have not had too many companies within the portfolio that were sold because they became larger companies, but we did have two during the past year: Ascent Media (ASCMA) and Virtus Investment Partners (VRTS).  We sold both of these companies because they reached our price targets for them, and, more importantly, because their market capitalizations reached well over $1 billion, which no longer qualifies them as micro-cap companies.  The largest number of companies sold from the portfolio was sold due to the companies reaching our price targets for them, with valuations too expensive for our standards.  The remaining 9 issues were sold due to reporting disappointing operating results.

As of October 31, 2013, the Fund’s portfolio contained the common stocks of 111 companies, 38 of which were added during the past year.  The Fund’s 10 largest holdings and detailed descriptions can be found on page 8 of this report.  Based on our earnings estimate, the Fund’s portfolio is trading at slightly more than 19 times our 2014 earnings estimate.  Stocks in the portfolio are priced at 0.9 time’s average revenue and the median market capitalization is approximately $258 million.  Finally, the average stock in the Fund is trading at slightly less than 1.6 times book value. With the Fund’s impressive gain during the past year, it should not be surprising that the turnover ratio increased significantly from last year.  The 34 percent turnover ratio in fiscal 2013 compares to the turnover ratio in fiscal 2012 of 14 percent.  We attribute the drastic increase in turnover ratio to the desire to rotate the portfolio to more attractive investment opportunities.  As we indicated earlier, the majority of the stocks sold last year were for valuation reasons.  We also took profits in several positions.  The proceeds from these sales

Perritt MicroCap Opportunities Fund

have been reinvested in more attractively priced securities.  The majority of these changes have been selling one company from a specific industry to invest in another company within the same industry.  For example, we sold B of I Holding (BOFI) and Virtus Investment Partners (VRTS), and reinvested in Silvercrest Asset Management (SAMG) and Oppenheimer Holdings (OPY).  We view the latter two companies much more attractively priced than the former two companies.  In terms of industry changes within the portfolio, we modestly reduced our exposure to Industrial and Technology companies, and modestly increased the portfolio’s investment in Healthcare and Consumer Staples.

On November 22, 2013 the Perritt MicroCap Opportunities Fund paid its first capital gain distribution since 2007.  The total capital gain distribution was $3.4945 per share.  The capital gain distribution is not reflected in the financials of this annual report because it was completed in fiscal 2014, but distributed in calendar year 2013.  Please review your statements for the full details of the capital gain distribution.

I want to thank my fellow shareholders for their continued support and confidence in the Perritt Capital Management team, particularly the long term shareholders.  I have been a shareholder of the Fund for almost 24 years, and certainly enjoyed the rewards of long-term investing.  Dr. Gerald Perritt, the Fund’s founder, remains one of the few that have been shareholders since the Fund’s initial inception year.  If you have any questions or comments about this report or your investment in the Perritt MicroCap Opportunities Fund, please call us toll-free at (800)331-8936 or visit our web site at www.perrittcap.com.  Please

Michael Corbett joined the firm in 1990
as a research analyst. He was appointed
co-manager of the MicroCap
Opportunities Fund in 1996 and
President of the Fund in 1999. A
graduate of DePaul University, Mr.
Corbett has been President of the Ultra
MicroCap Fund since its inception. He is
responsible for the daily operations of
both funds and assumed the lead
portfolio management duties of both the
MicroCap Opportunities Fund and Ultra
MicroCap Fund in October 2010.

refer to the prospectus for information about the Fund’s investment objectives and strategies.

Michael Corbett
President

Perritt MicroCap Opportunities Fund

Past performance is not a guarantee of future results.

Mutual fund investing involves risk.  Principal loss is possible.  The Funds invest in smaller companies, which involve additional risks such as limited liquidity and greater volatility than larger companies.  The Funds invest in micro-cap companies which tend to perform poorly during times of economic stress.

The information provided herein represents the opinion of Perritt Capital Management and is not intended to be a forecast of future events, a guarantee of future results, nor investment advice.

Fund holdings and sector allocations are subject to change and should not be considered a recommendation to buy or sell any security.

The Russell 2000 Index consists of the smallest 2,000 companies of the 3,000 U.S. companies in the Russell 3000 Index, ranked by market capitalization.  The Russell Microcap index is a capitalization weighted index of 2,000 small-cap and micro-cap stocks that captures the smallest 1,000 companies in the Russell 2000, plus 1,000 smaller U.S.-based listed stocks.  You cannot invest directly in an index.

Book Value: The net asset value of a company, calculated as total assets minus total liabilities.

Price-to-Earnings: Current share price divided by trailing twelve-month earnings.

Market Capitalization: Total dollar market value of all of a company’s outstanding shares.

Turnover ratio:  The percentage of a mutual fund or other investment vehicle’s holdings that have been “turned over” or replaced with other holdings in a given year.

Price-to-book ratio:  A ratio used to compare a stock’s market value to its book value.  It is calculated by dividing the current closing price of the stock by the latest quarter’s book value per share.

Price-to-sales ratio:  A ratio for valuing a stock relative to its own past performance, other companies or the market itself.  Price to sales is calculated by dividing a stock’s current price by its revenue per share for the trailing 12 months.

The Perritt Funds are distributed by Quasar Distributors, LLC.

(This Page Intentionally Left Blank.)

Perritt MicroCap Opportunities Fund

Performance* (Unaudited)	October 31, 2013

Perritt MicroCap Opportunities Fund versus
Russell 2000® Index and Russell MicroCap® Index

There are several ways to evaluate a fund’s historical performance.  You can look at the total percentage change in value, the average annual percentage change, or the growth of a hypothetical $10,000 investment.  Each performance figure includes changes in a fund’s share price, plus reinvestment of any dividends (or income) and capital gains (the profits the fund earns when it sells stocks that have grown in value).

Cumulative total returns reflect the Fund’s actual performance over a set period.  For example, if you invested $1,000 in a fund that had a 5% return over one year, you would end up with $1,050.  You can compare the Fund’s returns to the Russell 2000® Index, which reflects a popular measure of the stock performance of small companies, and the Russell MicroCap® Index, which measures the performance of the micro-cap segment of the U.S. equity market.

Average annual total returns take the Fund’s actual (or cumulative) return and show you what would have happened if the Fund had performed at a constant rate each year.

*
The graph illustrates the performance of a hypothetical $10,000 investment made in the Fund 10 years ago.  Assumes reinvestment of dividends and capital gains, but does not reflect the effect of any applicable sales charge or redemption fees or the deduction of taxes that a shareholder would pay on the Fund’s distributions or the redemption of the Fund shares.  The graph does not imply any future performance.

Perritt MicroCap Opportunities Fund

Performance* (Unaudited) (Continued)	October 31, 2013

Cumulative Total Returns**
Periods ended October 31, 2013 (Unaudited)

	Past	Past	Past	Past	Past	Past
	1 Year	3 Years	5 Years	10 Years	15 Years	25 Years

Perritt MicroCap
Opportunities Fund	42.46%	53.79%	136.87%	137.72%	456.63%	1,016.68%

Russell 2000® Index	36.28%	62.99%	119.64%	137.41%	254.36%	974.29%
(reflects no deduction
for fees and expenses)

Russell
MicroCap® Index	38.72%	65.01%	116.81%	93.53%	N/A	N/A
(reflects no deduction
for fees and expenses)

Average Annual Total Returns**
Periods ended October 31, 2013 (Unaudited)

	Past	Past	Past	Past	Past	Past
	1 Year	3 Years	5 Years	10 Years	15 Years	25 Years

Perritt MicroCap
Opportunities Fund	42.46%	15.43%	18.82%	9.05%	12.13%	10.13%

Russell 2000® Index	36.28%	17.69%	17.04%	9.03%	8.80%	9.96%
(reflects no deduction for
fees and expenses)

Russell MicroCap® Index	38.72%	18.17%	16.74%	6.83%	N/A	N/A
(reflects no deduction for
fees and expenses)

The Perritt MicroCap Opportunities Fund’s annualized expense ratio for the period ended February 28, 2013, as stated in the statutory prospectus, was
1.27%.  The Fund imposes a 2% redemption fee on shares held for 90 days or less.  Performance data does not reflect the redemption fee.  If reflected, total returns would be reduced.

Performance data quoted represents past performance; past performance does not guarantee future results.  The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.  Current performance of the Fund may be lower or higher than the performance quoted.  Performance data current to the most recent month end is available by calling 800-331-8936.

**	The tables do not reflect the deduction of taxes that a shareholder would pay on the Fund’s distributions or the redemption of Fund shares.

Perritt MicroCap Opportunities Fund

Ten Largest Common Stock Holdings (Unaudited)

Barrett Business Services, Inc. (BBSI) provides business management solutions, such as human resource outsourcing and professional management consulting for small and medium-sized businesses in the United States.  The company’s integrated platform is grounded in expertise in payroll processing, employee benefits, workers’ compensation coverage, risk management and workplace safety programs, human resource administration, recruiting, and permanent placement.

Anika Therapeutics, Inc. (ANIK) develops, manufactures, and commercializes therapeutic products for tissue protection, healing, and repair.  Its products are based on hyaluronic acid (HA), a naturally occurring biocompatible polymer found in the body.

Orchids Paper Products Company (TIS) manufactures tissue products serving the private label, or ‘at-home’ market.  Its products include bathroom tissue, paper towels, and paper napkins.  It serves dollar stores, discount retailers, grocery stores, grocery wholesalers and co-operatives, and convenience stores primarily in Texas, Oklahoma, Kansas, Missouri, Arkansas, Nebraska, and Iowa.

John B. Sanfilippo & Son, Inc. (JBSS) engages in the processing and marketing of tree nuts and peanuts in the United States.  It offers raw and processed nuts, including peanuts, almonds, Brazil nuts, pecans, pistachios, filberts, cashews, English walnuts, black walnuts, pine nuts, and macadamia nuts.  The company provides its products under various private labels, as well as under the Fisher, Orchard Valley Harvest, and Sunshine Country brand names.

Century Casinos, Inc. (CNTY) is an international casino entertainment company that owns and operates Century Casino & Hotels in Cripple Creek and Central City, Colorado, and in Edmonton, Alberta, Canada and the Century Casino in Calgary, Alberta, Canada.  The Company also operates casinos aboard twelve luxury cruise vessels.  Through its Austrian subsidiary, Century Casinos Europe GmbH, the Company holds a 66.6% ownership interest in Casinos Poland Ltd., the owner and operator of nine casinos in Poland.  The Company also manages the operations of the casino at the Radisson Aruba Resort, Casino & Spa in Aruba, Caribbean.

Matrix Service Company (MTRX) provides engineering, fabrication, infrastructure, construction, and maintenance services primarily to the oil, gas, power, petrochemical, industrial, mining, and minerals markets principally in the United States and Canada.

Ultra Clean Holdings, Inc. (UCTT) develops and supplies critical subsystems, primarily for the semiconductor capital equipment industry.  The company sells gas delivery systems and other critical subsystems including chemical mechanical planarization (CMP) subsystems, chemical delivery modules, top-plate assemblies, frame assemblies, process modules and other high level assemblies.

Atlas Financial Holdings, Inc. (AFH) engages in the underwriting of commercial automobile insurance policies, focusing on the ‘light’ commercial automobile sector.  This sector includes taxi cabs, non-emergency para-transit, limousine, livery and business auto.

Global Cash Access Holdings, Inc. (GCA) provides cash access services and related equipment and services to the gaming industry.  The company’s services provide gaming establishment patrons access to cash through various methods, including automated teller machine (ATM) cash withdrawals,

Perritt MicroCap Opportunities Fund

Ten Largest Common Stock Holdings (Unaudited) (Continued)

credit card cash access transactions, point-of-sale (POS) debit card transactions, check verification, and warranty services and money transfers.
GP Strategies Corp. (GPX) operates as an independent provider of customized training solutions focused on performance improvement initiatives for its clients.  The company provides consulting, engineering, and technical services, which improve its customized training capabilities and diversify its service offerings.  The company serves major companies in the automotive, steel, oil and gas, power, chemical, electronics and technology, manufacturing, software, financial, retail, healthcare, and food and beverage industries, as well as government agencies.

Fund holdings and/or sector allocations are subject to change at any time and are not recommendations to buy or sell any security.
Please refer to the Schedule of Investments in this report for a complete list of Fund holdings.

Allocation of Portfolio Investments (Unaudited)	October 31, 2013

The sector classifications represented in the graph above and industry classifications represented in the Schedule of Investments are in accordance with Global Industry Classification Standard (GICS®), which was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor Financial Services LLC.  Percentages are based on total investments, at value.

Note:
For presentation purposes, the Fund has grouped some of the industry categories.  For purposes of categorizing securities for compliance with section 8(b)(1) of the Investment Company Act of 1940, the Fund uses more specific industry classifications.

Perritt Ultra MicroCap Fund

President’s Message

The Perritt Ultra MicroCap Fund posted a 41.13 percent gain for the fiscal year ended October 31, 2013, which compares favorably to the 36.28 percent gain for the Russell 2000 Index and the 38.72 percent gain for the Russell MicroCap Index.  The complete performance results for the Fund and its benchmark can be viewed on page 15.

As we mentioned in the Fund’s semi-annual report dated April 30, 2013, the Ultra MicroCap Fund tends to have investments that fly under the radar screen of most investors.  The micro-cap universe, particularly stocks under $100 million market capitalization, are often ignored by investors for an extended period of time.  Therefore, the potential rewards can take longer to achieve, but can be swift.  We also mentioned that the portfolio was heavily invested in cyclical companies, such as technology and industrials.  We believe these two attributes are a big reason the Fund underperformed within the first six months of fiscal 2013, but also why the Fund performed so well during the last six months of fiscal 2013.

Our internal attribution report gives us some interesting insight into the past performance for the Ultra MicroCap Fund, and why the two attributes mentioned above benefitted the Fund.  The portfolio had several stocks that were up more than 200 percent during the past 12 months, three of which contributed significantly to the Ultra MicroCap Fund’s performance.  The largest gainer was Addus Homecare (ADUS), which gained 360 percent during the past year.  Hennessy Advisors (HNNA) gained 357 percent, and Primo Water (PRMW) rose by 234 percent during the past 12 months.  Each of these three stocks are what we would characterize as stocks that were flying under the radar screen of investors, but not necessarily anymore.  In terms of cyclical companies, the Fund’s decent investment within technology and industrials were big gainers during the past year.  According to our attribution analysis of the Russell MicroCap Index, technology stocks gained nearly 40 percent and industrials gained more than 49 percent during the past 12 months.

During the past year, we sold 24 positions from the portfolio.  Five companies were sold due to receiving buy-out offers:  BioClinica (BIOC), Frozen Food Express (FFEX), Heely (HLYS), Turbosonic Technologies (TSTA) and Williams Controls (WMCO).  There were eight companies sold from the portfolio that reached our valuation price targets:  AdCare (ADK), Astro-Med (ALOT), B of I Holdings (BOFI), Carriage Services (CSV), Diversified Restaurant Holdings (BAGR), Rentrak (RENT), HCI Holdings (HCI) and Perceptron (PRCP).  The remaining 10 holdings were sold due to reporting disappointing operating results.

As of October 31, 2013, the Fund’s portfolio contained the common stocks of 118 companies, 39 of which were added during the year.  The Fund’s largest holdings and detailed description can be found on page 16.  Based on our earnings estimates, the Fund’s portfolio is trading at a little more than 19 times 2014 earnings.  The average stock in the portfolio is priced at 0.9 times revenue and the median market capitalization is approximately $68 million.  According to Morningstar as of September 30, 2013, the Perritt Ultra MicroCap Fund has the lowest average market capitalization of 7,988 domestic stock mutual funds.  Lastly, the average stock in the portfolio is priced at 1.4 times book value.

Perritt Ultra MicroCap Fund

While we added a significant number of new names to the portfolio, the character of the portfolio did not change a great deal.  We still have a great number of companies that we believe are flying under the radar screen of investors, and our investment within cyclical companies, such as technology and industrials, remains a large portion of the Fund’s portfolio.

We would like to welcome the new investors to the Ultra MicroCap Fund.  In the past year, the Fund received nearly $42 million of inflows and more than $14 million on a net inflow basis.  You can view more details on the changes in Net Assets on page 29.

We are also proud to have been named to
 Charles Schwab’s Select list of
 recommended mutual funds.

On November 22, 2013 the Perritt Ultra MicroCap Fund paid its first capital gain distribution since 2007.  The total capital gain distribution was $0.3928 per share.  The capital gain distribution is not reflected in the financials of this annual report because it was completed in fiscal 2014, but distributed in calendar year 2013.  Please review your statements for the full details of the capital gain distribution.

I want to thank my fellow shareholders for their continued support and confidence in the Perritt Capital Management team.  Dr. Perritt and I made the first investment in this Fund nine years ago.  If you have any questions or comments about this report or your investment in the Perritt Ultra MicroCap Fund, please call us toll-free at (800)331-8936 or visit our web site at www.perrittcap.com.  Please refer to the prospectus for information about the Fund’s investment objectives and strategies.

Michael Corbett
President

Perritt Ultra MicroCap Fund

Past performance is not a guarantee of future results.

The information provided herein represents the opinion of Perritt Capital Management and is not intended to be a forecast of future events, a guarantee of future results, nor investment advice.

Fund holdings and sector allocations are subject to change and should not be considered a recommendation to buy or sell any security.

Mutual fund investing involves risk.  Principal loss is possible.  The Funds invest in smaller companies, which involve additional risks such as limited liquidity and greater volatility than larger companies.  The Funds invest in micro-cap companies which tend to perform poorly during times of economic stress.  The Ultra MicroCap Fund may invest in early stage companies which tend to be more volatile and somewhat more speculative than investments in more established companies.

The Russell 2000 Index consists of the smallest 2,000 companies in a group of 3,000 U.S. companies in the Russell 3000 Index, as ranked by market capitalization.  The Russell Microcap index is a capitalization weighted index of 2,000 small-cap and micro-cap stocks that captures the smallest 1,000 companies in the Russell 2000, plus 1,000 smaller U.S.-based listed stocks.  You cannot invest directly in an index.

Schwab Select List Criteria: Actively Managed OneSource Funds, including Schwab Affiliate Funds, are evaluated by Charles Schwab Investment Advisory, Inc. (CSIA) based on a quantitative analysis of risk, performance, expenses, active share (when meaningful), assets under management and asset flows.  CSIA also may apply additional qualitative factors to its analysis to enhance its overall evaluation of a fund, including, for example, changes in a fund’s investment strategy or management structure, portfolio manager tenure, whether a fund’s investment style and portfolio holdings are representative of its investment category, portfolio composition and turnover rates, consistency of a fund’s performance and CSIA’s evaluation of the fund over time, and other risk and diversification considerations.  Additionally, funds selected must be: No-load and open to new investors at Schwab in all 50 states.  Have a minimum three-year performance track record (except funds that are listed below the “Leading Schwab Affiliate Funds” sections of the lists, which are eligible if they have a minimum 12 months performance track record under their current management and/or current investment objectives and strategy).  Have at least $40 million in assets (except for small-cap value, high yield, multisector bond, world bond, emerging market equity and bond, diversified Pacific Asia, Pacific Asia ex-Japan, Europe, Japan, Latin America, convertibles, retirement income, target date and specialty funds, which require at least $20 million in assets).  To meet this requirement, assets in multiple share classes of the same fund may be aggregated.  There are approximately 2,100 funds that participate in the Schwab Mutual Fund One Source service and are eligible for the OneSource Select List.

Book Value is the net asset value of a company, calculated by subtracting total liabilities from total assets.

Price-to-Earnings: Current share price divided by trailing twelve-month earnings.

Market Capitalization: Total dollar market value of all of a company’s outstanding shares.

The Perritt Funds are distributed by Quasar Distributors, LLC.

(This Page Intentionally Left Blank.)

Perritt Ultra MicroCap Fund

Performance* (Unaudited)	October 31, 2013

Perritt Ultra MicroCap Fund versus
Russell 2000® Index and Russell MicroCap® Index

There are several ways to evaluate a fund’s historical performance.  You can look at the total percentage change in value, the average annual percentage change, or the growth of a hypothetical $10,000 investment.  Each performance figure includes changes in a fund’s share price, plus reinvestment of any dividends (or income) and capital gains (the profits the fund earns when it sells stocks that have grown in value).

Cumulative total returns reflect the Fund’s actual performance over a set period.  For example, if you invested $1,000 in a fund that had a 5% return over one year, you would end up with $1,050.  You can compare the Fund’s returns to the Russell MicroCap® Index, which measures the performance of the micro-cap segment of the U.S. equity market, and the Russell 2000® Index, which reflects a popular measure of the stock performance of small companies.

Average annual total returns take the Fund’s actual (or cumulative) return and show you what would have happened if the Fund had performed at a constant rate each year.

*
The graph illustrates the performance of a hypothetical $10,000 investment made in the Fund at inception (August 30, 2004) through October 31, 2013.  Assumes reinvestment of dividends and capital gains, but does not reflect the effect of any applicable sales charge or redemption fees or the deduction of taxes that a shareholder would pay on the Fund’s distributions or the redemption of Fund shares.  The graph does not imply any future performance.

Perritt Ultra MicroCap Fund

Performance* (Unaudited) (Continued)	October 31, 2013

Cumulative Total Returns**
Periods ended October 31, 2013 (Unaudited)

	Past	Past	Past	Since
	1 Year	3 Years	5 Years	Inception*

Perritt Ultra MicroCap Fund	41.13%	46.22%	152.80%	95.62%

Russell 2000® Index	36.28%	62.99%	119.64%	128.24%
(reflects no deduction for
fees and expenses)

Russell MicroCap® Index	38.72%	65.01%	116.81%	92.48%
(reflects no deduction for
fees and expenses)

Average Annual Total Returns**
Periods ended October 31, 2013 (Unaudited)

	Past	Past	Past	Since
	1 Year	3 Years	5 Years	Inception*

Perritt Ultra MicroCap Fund	41.13%	13.50%	20.38%	7.59%

Russell 2000® Index	36.28%	17.69%	17.04%	9.42%
(reflects no deduction for
fees and expenses)

Russell MicroCap® Index	38.72%	18.17%	16.74%	7.40%
(reflects no deduction for
fees and expenses)

The Perritt Ultra MicroCap Fund’s annualized expense ratio for the period ended February 28, 2013, as stated in the statutory prospectus, was 1.85%.  The Fund imposes a 2% redemption fee on shares held for 90 days or less.  Performance data does not reflect the redemption fee.  If reflected, total returns would be reduced.

Performance data quoted represents past performance; past performance does not guarantee future results.  The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.  Current performance of the Fund may be lower or higher than the performance quoted.  Performance data current to the most recent month end is available by calling 800-331-8936.

*	The since inception date is August 30, 2004.

**	The tables do not reflect the deduction of taxes that a shareholder would pay on the Fund’s distributions or the redemption of Fund shares.

Perritt Ultra MicroCap Fund

Ten Largest Common Stock Holdings (Unaudited)

Napco Security Technologies, Inc. (NSSC) is a diversified manufacturer of security products, encompassing electronic locking devices, intrusion and fire alarms and building access control systems.  These products are used for commercial, residential, institutional, industrial and governmental applications, and are sold worldwide principally to independent distributors, dealers, and installers of security equipment.

Century Casinos, Inc. (CNTY) is an international casino entertainment company that owns and operates Century Casino & Hotels in Cripple Creek and Central City, Colorado, and in Edmonton, Alberta, Canada and the Century Casino in Calgary, Alberta, Canada.  The Company also operates casinos aboard twelve luxury cruise vessels.  Through its Austrian subsidiary, Century Casinos Europe GmbH, the Company holds a 66.6% ownership interest in Casinos Poland Ltd., the owner and operator of nine casinos in Poland.  The Company also manages the operations of the casino at the Radisson Aruba Resort, Casino & Spa in Aruba, Caribbean.

Hennessy Advisors, Inc. (HNNA) is a publicly traded investment manager offering a broad range of domestic equity, specialty, balanced and fixed income mutual funds.  Hennessy acquired the FBR Funds in 2012, which increased the firm’s assets to $3.5 billion.  As of September 17, 2013, assets under management surpassed $4 billion.

Trinity Biotech plc (TRIB) develops, manufactures, and markets medical diagnostic products for the clinical laboratory and point-of-care (POC) segments of the diagnostic market.  The company’s products are used to detect autoimmune, infectious and sexually transmitted diseases, diabetes and disorders of the liver and intestine.

Newtek Business Services, Inc. (NEWT) provides business services to the small-and medium-sized business markets in the United States.  It provides electronic payment processing services and ancillary processing equipment and software to merchants who accept credit cards, debit cards, checks, and other non-cash forms of payment.  In addition, it originates small business administration loans, and offers accounts receivable financing and other lending products to small businesses for the purpose of acquiring commercial real estate, machinery, equipment, and inventory; and to refinance debt and fund franchises, and working capital and business acquisitions, as well as provides off-site data backup, storage, and retrieval services.

Pacific Premier Bancorp, Inc. (PPBI) operates as the holding company for Pacific Premier Bank that provides various banking services to businesses and consumers in southern California.  The company conducts business throughout southern California from 10 locations in the counties of Los Angeles, Orange, Riverside and San Bernardino.  It operates depository branches in the cities of Huntington Beach, Irvine, Los Alamitos, Newport Beach, Palm Desert, Palm Springs, San Bernardino and Seal Beach, California.

Allied Motion Technologies Inc (AMOT) designs, manufactures, and sells motors, electronic motion controls, gearing, and optical encoder products worldwide.  The company offers fractional horsepower permanent magnet DC and brushless DC motors for a range of original equipment applications; gearing solutions for the commercial and industrial equipment, healthcare, medical, and non-automotive transportation markets; and fractional horsepower brushless DC motors for medical, industrial, and commercial aviation applications.

Perritt Ultra MicroCap Fund

Ten Largest Common Stock Holdings (Unaudited) (Continued)

Costa Inc. (ATX) was formerly known as AT Cross.  The company changed its name to Costa after it sold the pen business.  Costa designs, manufactures, and markets polarized sunglasses under the Costa and Native brand names in the United States.  The company also sells apparel and accessory products, such as hats, T-shirts, cords, cases, and backpacks.

Manitex International Inc (MNTX) provides engineered lifting solutions including cranes, reach stackers and associated container handling equipment, rough terrain forklifts, indoor electric forklifts and special mission oriented vehicles, including parts support.

Willamette Valley Vineyards, Inc. (WVVI) engages in the production and sale of wines in the United States and internationally.  It offers various types of wines under the Willamette Valley Vineyards label, Tualatin Estate Vineyards label, and Griffin Creek label.  The company markets and sells its wines through direct sales at the Winery; directly through mailing lists; and through distributors and wine brokers.

Fund holdings and/or sector allocations are subject to change at any time and are not recommendations to buy or sell any security.
Please refer to the Schedule of Investments in this report for a complete list of Fund holdings.

Allocation of Portfolio Investments (Unaudited)	October 31, 2013

The sector classifications represented in the graph above and industry classifications represented in the Schedule of Investments are in accordance with Global Industry Classification Standard (GICS®), which was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor Financial Services LLC.  Percentages are based on total investments, at value.

Note:
For presentation purposes, the Fund has grouped some of the industry categories.  For purposes of categorizing securities for compliance with section 8(b)(1) of the Investment Company Act of 1940, the Fund uses more specific industry classifications.

Perritt MicroCap Opportunities Fund

Schedule of Investments	October 31, 2013

Shares	COMMON STOCKS – 88.85%	Value

Aerospace & Defense – 0.79%
296,033	CPI Aerostructures,
	Inc.(a)	$3,670,809
		3,670,809
Auto Parts & Equipment – 1.73%
202,000	Miller Industries, Inc.	3,785,480
486,081	SORL Auto Parts, Inc.(a)	2,338,049
150,100	Stoneridge, Inc.(a)	1,915,276
		8,038,805
Building Materials – 0.50%
140,000	Insteel Industries, Inc.	2,322,600
		2,322,600
Business Services – 8.65%
93,000	Barrett Business
	Services, Inc.	7,744,110
304,700	Datalink Corp.(a)	3,129,269
300,000	EPIQ Systems, Inc.	4,488,000
195,000	GP Strategies Corp.(a)	5,463,900
964,500	Innodata
	Isogen, Inc.(a)	2,314,800
384,502	Official Payments
	Holdings, Inc.(a)	3,206,747
600,000	PRGX Global, Inc.(a)	4,308,000
498,000	RCM Technologies,
	Inc.	3,212,100
100,000	Rentrak
	Corporation(a)	3,749,000
80,000	Virtusa Corp.(a)	2,486,400
		40,102,326
Chemical & Related Products – 3.48%
338,900	Aceto Corporation	5,405,455
158,000	KMG Chemicals, Inc.	3,156,840
399,109	Omnova
	Solutions, Inc.(a)	3,472,248
300,180	Penford Corp.(a)	4,082,448
		16,116,991
Computers & Electronics – 1.76%
325,069	CyberOptics Corp.(a)	1,648,100
465,157	PC-Tel, Inc.	4,284,096
150,000	Qumu Corp.(a)	2,247,000
		8,179,196
Construction & Engineering – 4.47%
175,000	Comfort Systems
	USA, Inc.	3,260,250
485,000	Furmanite Corp.(a)	5,456,250
1,400,000	Hill International,
	Inc.(a)	4,816,000
321,181	MFRI, Inc.(a)	3,802,783
350,800	Sterling Construction
	Company, Inc.(a)	3,367,680
		20,702,963
Consumer Products – Distributing – 0.36%
300,000	Body Central Corp.(a)	1,680,000
		1,680,000
Consumer Products – Manufacturing – 6.34%
210,559	Costa, Inc.(a)	4,236,447
170,000	Delta Apparel, Inc.(a)	3,213,000
155,240	Flexsteel Industries,
	Inc.	4,262,890
125,000	Motorcar Parts of
	America, Inc.
	(Acquired 4/24/2011,
	Cost $968,750)(a)(b)	1,710,000
265,000	Motorcar Parts of
	America, Inc.(a)	3,625,200
215,000	Orchids Paper
	Products Co.	6,557,500
100,000	Universal Electronics,
	Inc.(a)	3,891,000
120,723	VOXX International
	Corp.(a)	1,872,414
		29,368,451
Consumer Services – 1.11%
1,200,000	Hudson Technologies,
	Inc.(a)	2,556,000
300,000	Intersections, Inc.	2,571,000
		5,127,000
Energy & Related Services – 6.24%
2,118,900	Cal Dive
	International, Inc.(a)	4,174,233
40,000	Hornbeck Offshore
	Services, Inc.(a)	2,210,800
275,000	Matrix Service Co.(a)	5,717,250
146,900	Mitcham Industries,
	Inc.(a)	2,444,416
325,000	Newpark Resources,
	Inc.(a)	4,143,750
130,000	PHI, Inc.(a)	5,176,600
350,000	TGC Industries, Inc.	2,579,500

The accompanying notes to financial statements are an integral part of this schedule.

Perritt MicroCap Opportunities Fund

Schedule of Investments (Continued)	October 31, 2013

Shares		Value

Energy & Related Services (Continued)
1,400,000	Uranium Energy
	Corp.(a)	$2,464,000
		28,910,549
Environmental Services – 0.32%
425,000	Perma-Fix Environmental
	Services, Inc.(a)	1,496,000
		1,496,000
Financial Services – 7.60%
452,800	Atlas Financial
	Holdings, Inc.(a)(c)	5,528,688
145,690	Cowen Group, Inc.(a)	578,390
12,723	EMC Insurance
	Group, Inc.	433,091
660,000	Global Cash Access
	Holdings, Inc.(a)	5,478,000
245,000	Nicholas Financial, Inc.	3,932,250
233,140	Oppenheimer
	Holdings, Inc.	4,623,166
250,924	Silvercrest Asset
	Management
	Group, Inc. – Class A(a)	3,706,147
515,000	SWS Group, Inc.(a)	2,899,450
303,163	Tristate Capital
	Holdings, Inc.(a)	3,792,569
510,000	U.S. Global Investors,
	Inc. – Class A	1,366,800
323,971	United Insurance
	Holdings Corp.	2,883,342
		35,221,893
Food – 3.11%
255,000	John B. Sanfilippo &
	Son, Inc.	6,267,900
375,000	Landec Corp.(a)	4,391,250
401,943	Omega Protein Corp.(a)	3,762,187
		14,421,337
Health Care Providers & Services – 0.28%
304,100	Skilled Healthcare Group,
	Inc. Class A(a)	1,295,466
		1,295,466
Leisure – 2.76%
1,058,000	Century Casinos, Inc.(a)	6,178,720
988,173	Full House
	Resorts, Inc.(a)(c)	2,717,476
230,000	Monarch Casino &
	Resort, Inc.(a)	3,889,300
		12,785,496
Medical Supplies & Services – 8.74%
204,400	Addus Homecare
	Corp.(a)	5,283,740
330,200	Allied Healthcare
	Products(a)	769,366
255,000	Anika Therapeutics,
	Inc.(a)	7,616,850
250,000	BioScrip, Inc.(a)	1,752,500
169,940	Cryolife, Inc.	1,527,761
182,000	Exactech, Inc.(a)	4,131,400
500,000	Five Star Quality
	Care, Inc.(a)	2,535,000
926,000	Liberator Medical
	Holdings, Inc.	2,129,800
450,000	Medical Action
	Industries, Inc.(a)	2,727,000
280,000	PhotoMedex, Inc.(a)	3,539,200
400,000	Syneron
	Medical Ltd.(a)	3,800,000
110,000	The Ensign
	Group, Inc.	4,683,800
		40,496,417
Minerals & Resources – 0.61%
150,000	Global Brass & Copper
	Holdings, Inc.(a)	2,809,500
		2,809,500
Oil & Gas – 4.44%
337,463	Hallador Energy Co.	2,598,465
425,000	Resolute Energy Corp.(a)	3,986,500
272,040	SAExploration
	Holdings, Inc.(a)	1,936,925
375,000	Synergy Resources
	Corp.(a)	3,885,000
413,545	Triangle Petroleum
	Corp.(a)	4,371,171
725,000	Vaalco Energy, Inc.(a)	3,820,750
		20,598,811
Pharmaceuticals – 0.65%
1,365,600	LifeVantage Corp.(a)	2,990,664
		2,990,664

The accompanying notes to financial statements are an integral part of this schedule.

Perritt MicroCap Opportunities Fund

Schedule of Investments (Continued)	October 31, 2013

Shares		Value

Retail – 3.91%
91,800	Big 5 Sporting
	Goods Corp.	$1,735,938
600,000	Christopher &
	Banks Corp.(a)	3,462,000
180,000	Kirklands, Inc.(a)	3,195,000
439,750	PCM, Inc.(a)	4,626,170
55,000	Rush Enterprises, Inc.(a)	1,337,050
310,240	Systemax, Inc.	2,947,280
28,940	Weyco Group, Inc.	831,446
		18,134,884
Road & Rail – 0.62%
439,108	Covenant Transportation
	Group, Inc. – Class A(a)	2,867,375
		2,867,375
Semiconductor Related Products – 5.53%
1,497,584	AXT, Inc.(a)	3,384,540
383,900	Integrated Silicon
	Solution, Inc.(a)	4,138,442
575,000	Photronics, Inc.(a)	4,830,000
400,000	Rudolph Technologies,
	Inc.(a)	4,240,000
130,400	Sparton Corp.(a)	3,441,256
600,500	Ultra Clean
	Holdings, Inc.(a)	5,590,655
		25,624,893
Software – 2.47%
420,000	American Software,
	Inc. – Class A	3,675,000
1,924,000	iPass, Inc.(a)	3,559,400
560,000	VASCO Data Security
	International, Inc.(a)	4,205,600
		11,440,000
Specialty Manufacturing – 7.39%
225,000	China Gerui Advanced
	Materials Group Ltd.
	(Acquired 6/1/10,
	Cost $1,282,500)(a)(b)	326,250
591,000	China Gerui Advanced
	Materials Group Ltd.(a)	856,950
227,500	Core Molding
	Technologies, Inc.(a)	2,457,000
200,000	Courier Corp.	3,398,000
110,000	Douglas Dynamics, Inc.	1,668,700
340,000	Federal Signal Corp.(a)	4,654,600
192,500	Global Power Equipment
	Group, Inc.	3,919,300
200,000	KVH Industries, Inc.(a)	2,748,000
77,200	L.B. Foster Co.	3,609,100
325,000	Manitex International,
	Inc.(a)	4,202,250
206,800	Northern Technologies
	International Corp.(a)	3,517,668
80,000	Northwest Pipe Co.(a)	2,882,400
		34,240,218
Telecommunications – 2.35%
839,400	Ceragon Networks
	Ltd.(a)	2,895,930
220,000	Oplink Communications,
	Inc.(a)	4,015,000
280,000	SeaChange International,
	Inc.(a)	3,973,200
		10,884,130
Transportation – 2.64%
420,000	Scorpio Tankers, Inc.	4,846,800
350,000	StealthGas, Inc.(a)	4,025,000
617,779	Vitran Corporation,
	Inc.(a)	3,385,429
		12,257,229
	TOTAL COMMON
	STOCKS
	(Cost $310,571,261)	$411,784,003

	REAL ESTATE
	INVESTMENT TRUSTS – 1.25%
330,000	Monmouth Real Estate
	Investment Corp. –
	Class A	$3,042,600
200,000	Whitestone Real Estate
	Investment Trust	2,758,000
	TOTAL REAL ESTATE
	INVESTMENT TRUSTS
	(Cost $4,912,373)	$5,800,600

The accompanying notes to financial statements are an integral part of this schedule.

Perritt MicroCap Opportunities Fund

Schedule of Investments (Continued)	October 31, 2013

Shares	SHORT TERM	Value
	INVESTMENTS – 10.16%
23,100,000	Alpine Municipal
	Money Market Fund –
	Investor Class,
	0.03%(d)	$23,100,000
23,100,000	Fidelity Institutional
	Money Market Funds –
	Prime Money Market
	Portfolio –
	Class I, 0.01%(d)	23,100,000
880,742	STIT – Liquid Assets
	Portfolio - Institutional
	Class, 0.07%(d)	880,742
	TOTAL SHORT TERM
	INVESTMENTS
	(Cost $47,080,742)	$47,080,742
	Total Investments
	(Cost $362,564,376) –
	100.26%	$464,665,345
	Liabilities in Excess
	of Other Assets –
	(0.26)%	(1,195,882)
	TOTAL NET ASSETS –
	100.00%	$463,469,463

Percentages are stated as a percent of net assets.

(a)	Non-income producing security.

(b)
Restricted under Rule 144A of the Securities Act of 1933. Such securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. See Note 7 of the Notes to the Financial Statements.

(c)
The price of this security was derived from an estimate of fair market value using the methods approved by the Fund’s Board of Directors.  These securities represent $114,000 or 0.14% of the Fund’s Net Assets.  With the exception of Worldwide Energy & Manufacturing USA, Inc. (“WEMU”) and WEMU warrants, these securities were classified as Level 2 securities.  WEMU and WEMU warrants were classified as Level 3 securities.

(d)	Affiliated issuer: See Note 11 of the Notes to the Financial Statements.

(e)	Variable rate security; the rate shown is the effective rate as of October 31, 2013.

The industry classifications listed above are in accordance with Global Industry Classification Standard (GICS®), which was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor Financial Services LLC (“S&P”).

The accompanying notes to financial statements are an integral part of this schedule.

Perritt Ultra MicroCap Fund

Schedule of Investments	October 31, 2013

Shares	COMMON STOCKS – 89.77%	Value

Aerospace & Defense – 1.94%
60,000	CPI Aerostructures,
	Inc.(a)	$744,000
100,000	Kratos Defense & Security
	Solutions, Inc.(a)	848,000
		1,592,000
Air Transport – 0.80%
33,000	AeroCentury Corp.(a)	660,000
		660,000
Auto Parts & Equipment – 0.87%
148,000	SORL Auto Parts, Inc.(a)	711,880
		711,880
Biotechnology – 2.89%
16,900	Cascade Microtech,
	Inc.(a)	173,056
56,250	Columbia Labs, Inc.(a)	405,000
111,000	Cumberland
	Pharmaceuticals,. Inc.(a)	542,790
50,000	Trinity Biotech
	PLC – ADR	1,250,000
		2,370,846
Business Services – 9.74%
66,300	Datalink Corp.(a)	680,901
101,689	Edgewater Technology,
	Inc.(a)	696,570
600,000	GBS Enterprises, Inc.
	(Acquired 2/24/2011,
	Cost $750,000)(a)(b)(c)	114,000
87,000	Information Services
	Group, Inc.(a)	370,620
197,447	Innodata Isogen, Inc.(a)	473,873
149,693	Intrusion, Inc.(a)	164,662
415,309	Newtek Business
	Services, Inc.(a)	1,208,549
64,050	Official Payments
	Holdings, Inc.(a)	534,177
66,900	Professional Diversity
	Network, Inc.(a)	331,824
2,010,000	Quadrant 4 Systems Corp.
	(Acquired 1/19/2011
	and 4/7/2011,
	Cost $603,000)(a)(b)	703,500
390,030	Quadrant 4 Systems
	Corp.(a)	136,510
93,903	RCM Technologies,
	Inc.	605,674
260,000	SmartPros Ltd.(d)	520,000
128,200	Sysorex Global
	Holdings Corp.(a)	205,120
250,000	USA Technologies,
	Inc.(a)	477,500
951,400	WidePoint Corp.(a)	761,120
		7,984,600
Chemical & Related Products – 1.20%
445,231	Flexible Solutions
	International, Inc.(a)	445,187
48,967	TOR Minerals
	International, Inc.(a)	540,596
		985,783
Commercial Services & Supplies – 0.84%
120,000	General Finance Corp.(a)	691,200
		691,200
Computers & Electronics – 5.04%
290,100	ADDvantage Technologies
	Group, Inc.(a)	768,765
115,000	Concurrent Computer
	Corporation	847,550
78,000	Cyberoptics Corp.(a)	395,460
227,900	Dot Hill Systems
	Corp.(a)	660,910
260,000	NAPCO Security
	Technologies, Inc.(a)	1,461,200
		4,133,885
Construction & Engineering – 1.91%
210,000	Hill International,
	Inc.(a)	722,400
71,113	MFRI, Inc.(a)	841,978
		1,564,378
Consumer Products – Distributing – 0.65%
300,000	US Auto Parts
	Network, Inc.(a)	534,000
		534,000
Consumer Products – Manufacturing – 4.62%
13,000	Cherokee, Inc.	178,360
49,000	Costa, Inc.(a)	985,880
77,000	Crown Crafts, Inc.	577,500
250,000	Emerson Radio Corp.(a)	477,500
24,000	Flexsteel Industries, Inc.	659,040
111,000	Naked Brand Group,
	Inc.(a)	27,972

The accompanying notes to financial statements are an integral part of this schedule.

Perritt Ultra MicroCap Fund

Schedule of Investments (Continued)	October 31, 2013

Shares		Value

Consumer Products – Manufacturing (Continued)
1,000,000	Vapor Corp.
	(Acquired 10/22/2013,
	Cost $600,000)(a)(b)	$880,000
		3,786,252
Consumer Services – 1.43%
260,000	Hudson Technologies,
	Inc.(a)	553,800
247,432	Primo Water Corp.(a)	616,106
		1,169,906
Electronic Equipment & Instruments – 4.62%
109,300	Allied Motion
	Technologies, Inc.	1,043,815
450,000	Iteris, Inc.(a)	922,500
50,800	The LGL Group, Inc.(a)	301,752
42,000	Magnetek, Inc.(a)	761,040
200,500	Universal Power
	Group, Inc.(a)	250,625
301,500	Wells-Gardner Electronics
	Corp.(a)	506,520
		3,786,252
Energy & Related Services – 2.91%
164,000	Acorn Energy, Inc.(a)	616,640
350,000	Cal Dive International,
	Inc.(a)	689,500
19,000	REX American Resources
	Corp.(a)	547,960
300,000	Uranium Energy
	Corp.(a)	528,000
		2,382,100
Environmental Services – 1.41%
88,000	Perma-Fix Environmental
	Services, Inc.(a)	309,760
179,500	Versar, Inc.(a)	849,035
		1,158,795
Financial Services – 9.03%
19,916	AMREP Corp.(a)	160,324
71,500	Atlas Financial
	Holdings, Inc.(a)	873,015
90,000	Bank of Commerce
	Holdings	495,000
114,750	Hennessy Advisors, Inc.	1,296,675
80,000	HopFed Bancorp, Inc.	868,000
20,000	JTH Holding, Inc.(a)	395,000
100,000	MicroFinancial, Inc.	859,000
80,000	Pacific Premier
	Bancorp(a)	1,112,800
100,000	United Insurance
	Holdings Corp.	890,000
28,300	Virginia Heritage
	Bank(a)	455,630
		7,405,444
Food – 3.37%
128,000	G. Willi-Food
	International Ltd.(a)	921,600
37,000	John B. Sanfilippo &
	Son, Inc.	909,460
146,500	Willamette Valley
	Vineyards, Inc.(a)	930,275
		2,761,335
Leisure – 5.27%
226,248	Century Casinos, Inc.(a)	1,321,288
137,000	Digital Cinema
	Destinations Corp. –
	Class A(a)	678,150
203,946	Full House
	Resorts, Inc.(a)	560,852
1,250,000	Galaxy Gaming, Inc.(a)	312,500
72,500	Gaming Partners
	International Corp.	601,750
127,637	Reading International,
	Inc.(a)	844,957
		4,319,497
Medical Supplies & Services – 6.12%
31,600	Addus Homecare
	Corp.(a)	816,860
166,982	Allied Healthcare
	Products(a)	389,068
39,800	Birner Dental
	Management
	Services, Inc.	765,354
1,100,000	Hooper Holmes, Inc.(a)	660,000
120,900	Lakeland Industries,
	Inc.(a)	656,487
346,000	Liberator Medical
Holdings, Inc.	795,800
70,000	MGC Diagnostics
	Corp.	829,500
500,000	Urologix, Inc.(a)	105,000
		5,018,069

The accompanying notes to financial statements are an integral part of this schedule.

Perritt Ultra MicroCap Fund

Schedule of Investments (Continued)	October 31, 2013

Shares		Value

Minerals & Resources – 0.43%
820,000	Vista Gold Corp.(a)	$352,600
		352,600
Motion Pictures – 0.97%
160,000	Ballantyne
	Strong, Inc.(a)	798,400
		798,400
Oil & Gas – 3.21%
350,000	American Eagle
	Energy Corp.(a)	773,500
250,000	Deep Down, Inc.
	(Acquired 9/11/2013,
	Cost $450,000)(a)(b)	622,500
65,025	Deep Down, Inc.(a)	161,912
410,500	Enservco Corp.(a)	562,385
66,460	Hallador Energy Co.	511,742
		2,632,039
Retail – 0.25%
100,000	Hastings Entertainment,
	Inc.	206,000
		206,000
Semiconductor Related Products – 3.68%
299,800	AXT, Inc.(a)	677,548
187,300	inTEST Corp.	721,105
414,100	On Track Innovations
	Ltd.(a)	695,688
35,000	Sparton Corporation(a)	923,650
		3,017,991
Software – 5.98%
70,000	American Software,
	Inc. – Class A	612,500
238,489	ARI Network
	Services, Inc.(a)	779,859
120,000	Cimatron Ltd.(a)	796,800
70,000	Evolving Systems, Inc.	730,100
350,000	Ipass, Inc.(a)	647,500
89,500	NetSol Technologies,
	Inc.(a)	697,205
175,000	Speed Commerce,
	Inc.(a)	642,250
		4,906,214
Specialty Manufacturing – 7.79%
16,000	CECO Environmental
131,046	China Solar & Clean
	Energy Solutions, Inc.
	(Acquired 3/15/2005,
	10/3/2005, and 3/5/2008,
	Cost $441,000)(a)(b)	4,193
70,900	Core Molding
	Technologies, Inc.(a)	765,720
150,300	CTI Industries Corp.(a)	795,087
42,704	Digital Ally, Inc.(a)	387,752
70,000	Friedman Industries, Inc.	694,400
17,000	Kewaunee Scientific
	Corp.	295,120
73,354	Manitex International,
	Inc.(a)	948,467
33,000	Northern Technologies
	International Corp.(a)	561,330
145,000	Orbit International
	Corp.(a)	478,500
100,000	Pioneer Power Solutions,
	Inc.(a)	786,500
810,000	TechPrecision Corp.(a)	387,180
166,667	Worldwide Energy &
	Manufacturing USA, Inc.
	(Acquired 1/26/2010,
	Cost $749,997)(a)(b)(c)	—
46,183	Worldwide Energy &
	Manufacturing USA,
	Inc.(a)(c)	—
		6,386,649
Telecommunications – 1.49%
130,000	Management Network
	Group, Inc.(a)	358,800
240,000	Westell Technologies,
	Inc.(a)	861,600
		1,220,400
Transportation – 1.31%
374,376	Euroseas Ltd.	471,714
20,000	Star Bulk Carriers
	Corp.(a)	158,000

81,000	Vitran Corp,
	Inc.(a)	443,880
		1,073,594
	TOTAL COMMON
	STOCKS
	(Cost $60,921,482)	$73,610,109

The accompanying notes to financial statements are an integral part of this schedule.

Perritt Ultra MicroCap Fund

Schedule of Investments (Continued)	October 31, 2013

Contracts	WARRANTS – 0.03%	Value

Oil & Gas
35,625	American Standard
	Energy Corp. Warrant A
	(Acquired 2/24/2011,
	Cost $0) Expiration:
	2/1/2016, Exercise
	Price: $5.00(a)(b)(c)	$—
35,625	American Standard Energy
	Corp. Warrant B
	(Acquired 2/24/2011,
	Cost $0) Expiration:
	2/1/2016, Exercise
	Price: $6.50(a)(b)(c)	—
Business Services
600,000	GBS Enterprises, Inc.
	Warrant (Acquired
	2/24/2011, Cost $0)
	Expiration: 3/11/2014,
	Exercise Price:
	$1.50(a)(b)(c)	—
1,666,667	Quadrant 4 Systems Corp.
	Warrant (Acquired
	1/18/2011, Cost $0)
	Expiration: 1/18/2016,
	Exercise Price:
	$0.60(a)(b)(c)	—
Electronic Equipment & Instruments
249,000	The LGL Group, Inc. Warrant
	Expiration: 8/6/2018,
	Exercise Price:
	$7.50(a)	24,900
Specialty Manufacturing
418,518	Worldwide Energy &
	Manufacturing USA, Inc.
	Warrant (Acquired
	1/26/2010, Cost $0)
	Expiration: 1/26/2015,
	Exercise Price:
	$5.65(a)(b)(c)	—
	TOTAL WARRANTS
	(Cost $346,104)	$24,900

Shares	SHORT TERM	Value
	INVESTMENTS – 10.91%
4,050,000	Alpine Municipal Money
	Market Fund – Investor
	Class, 0.03%(e)	$4,050,000
4,050,000	Fidelity Institutional
	Money Market Fund –
	Prime Money Markets
	Portfolio – Class I,
	0.01%(e)	4,050,000
846,247	STIT – Liquid Assets
	Portfolio – Institutional
	Class, 0.07%(e)	846,247
	TOTAL SHORT TERM
	INVESTMENTS
	(Cost $8,946,247)	$8,946,247
	Total Investments
	(Cost $70,213,833) –
	100.71%	$82,581,256
	Liabilities in Excess of
	Other Assets –
	(0.71)%	(581,560)
	TOTAL NET ASSETS –
	100.00%	$81,999,696

Percentages are stated as a percent of net assets.

(a)	Non-income producing security.

(b)
Restricted under Rule 144A of the Securities Act of 1933. Such securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. See Note 7 of the Notes to the Financial Statements.

(c)
The price of this security was derived from an estimate of fair market value using the methods approved by the Fund’s Board of Directors.  These securities represent $114,000 or 0.14% of the Fund’s Net Assets.  With the exception of Worldwide Energy & Manufacturing USA, Inc. (“WEMU”) and WEMU warrants, these securities were classified as Level 2 securities.  WEMU and WEMU warrants were classified as Level 3 securities.

(d)	Affiliated issuer: See Note 11 of the Notes to the Financial Statements.

(e)	Variable rate security; the rate shown is the effective rate as of October 31, 2013

The industry classifications listed above are in accordance with Global Industry Classification Standard (GICS®), which was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor Financial Services LLC (“S&P”).

The accompanying notes to financial statements are an integral part of this schedule.

Perritt Funds, Inc.

Statements of Assets and Liabilities

October 31, 2013

	Perritt MicroCap	Perritt Ultra
	Opportunities Fund	MicroCap Fund
Assets:
Investments at value
Unaffiliated issuers	$456,419,181	$82,061,256
Affiliated issuers	8,246,164	520,000
Receivable for fund shares issued	1,543,654	556,491
Receivable for investments sold	1,056,031	63,068
Dividends and interest receivable	61,030	14,629
Prepaid expenses	29,391	17,905
Total Assets	467,355,451	83,233,349

Liabilities:
Payable for investments purchased	3,038,279	986,104
Payable for fund shares purchased	318,554	95,622
Payable to Advisor	386,217	82,189
Payable to Officer & Directors	19,968	19,968
Accrued expenses & other liabilities	122,970	49,770
Total Liabilities	3,885,988	1,233,653
Net Assets	$463,469,463	$81,999,696

Net Assets Consist of:
Capital stock	$320,090,272	$68,418,015
Accumulated net investment loss	(2,139,898)	(837,584)
Accumulated undistributed net realized
gain on investments sold	43,418,120	2,051,842
Net unrealized appreciation on investments	102,100,969	12,367,423
Total Net Assets	$463,469,463	$81,999,696

Capital Stock, $0.0001 par value
Authorized	100,000,000	100,000,000
Outstanding	12,399,352	5,052,703
Net Assets	$463,469,463	$81,999,696
Net asset value and offering price per share	$37.38	$16.23

Cost of Investments
Unaffiliated issuers	$356,708,087	$69,510,177
Affiliated issuers	5,856,289	703,656

The accompanying notes to financial statements are an integral part of these statements.

Perritt Funds, Inc.

Statements of Operations

For the Year Ended October 31, 2013

	Perritt MicroCap	Perritt Ultra
	Opportunities Fund	MicroCap Fund
Investment Income:
Dividend income
Unaffiliated issuers	$3,815,015	$326,193
Affiliated issuers	—	12,785
Less: Foreign taxes withheld and issuance fees	(102,480)	(4,942)
Interest income	12,392	1,136
Total investment income	3,724,927	335,172

Expenses:
Investment advisory fee	3,660,508	692,727
Shareholder servicing	348,761	72,345
Administration fee	150,209	22,083
Fund accounting expenses	89,380	16,572
Officer & directors’ fees & expenses	72,128	72,128
Federal & state registration fees	46,994	34,059
Professional fees	29,701	31,602
Custodian fees	26,523	8,031
Other expense	22,240	6,516
Printing & mailing fees	6,828	10,533
Interest expense	—	1,270
Total expenses	4,453,272	967,866
Net investment loss	(728,345)	(632,694)
Realized and Unrealized Gain on Investments:
Net realized gain/(loss) on investments from sales of:
Unaffiliated issuers	44,768,270	3,543,477
Affiliated issuers	—	(450,010)
Change in unrealized appreciation on investments	84,142,856	16,880,044
Net realized and unrealized gain on investments	128,911,126	19,973,511
Net Increase in Net Assets Resulting from Operations	$128,182,781	$19,340,817

The accompanying notes to financial statements are an integral part of these statements.

Perritt Funds, Inc.

Statements of Changes in Net Assets

	Perritt MicroCap
	Opportunities Fund
	For the	For the
	Year Ended	Year Ended
	October 31, 2013	October 31, 2012
Operations:
Net investment income/(loss)	$(728,345)	$1,263,855
Net realized gain on investments	44,768,270	6,233,200
Net increase in unrealized appreciation on investments	84,142,856	32,295,513
Net increase in net assets resulting from operations	128,182,781	39,792,568
Dividends and Distributions to Shareholders:
Net investment income	(2,669,596)	—
Total dividends and distributions	(2,669,596)	—
Capital Share Transactions:
Proceeds from shares issued	107,694,894	58,945,712
Reinvestment of distributions	2,464,206	—
Cost of shares redeemed	(80,483,998)	(128,484,720)
Redemption fees	39,936	13,050
Net increase/(decrease) in net assets from
capital share transactions	29,715,038	(69,525,958)
Total Increase/(Decrease) in Net Assets	155,228,223	(29,733,390)
Net Assets
Beginning of the Year	308,241,240	337,974,630
End of the Year	$463,469,463	$308,241,240
Accumulated undistributed net investment income/(loss)	$(2,139,898)	$1,258,043

Capital Share Transactions:
Shares sold	3,346,610	2,299,328
Issued to shareholders in reinvestment of dividends	89,154	—
Shares redeemed	(2,683,208)	(5,077,472)
Net increase/(decrease) from capital share transactions	752,556	(2,778,144)

The accompanying notes to financial statements are an integral part of these statements.

Perritt Funds, Inc.

Statements of Changes in Net Assets

	Perritt Ultra
	MicroCap Fund
	For the	For the
	Year Ended	Year Ended
	October 31, 2013	October 31, 2012
Operations:
Net investment loss	$(632,694)	$(308,731)
Net realized gain on investments	3,093,467	1,036,592
Net increase in unrealized appreciation on investments	16,880,044	1,968,947
Net increase in net assets resulting from operations	19,340,817	2,696,808
Capital Share Transactions:
Proceeds from shares issued	41,811,416	8,839,910
Cost of shares redeemed	(27,747,260)	(26,264,033)
Redemption fees	18,027	14,511
Net increase/(decrease) in net assets from
capital share transactions	14,082,183	(17,409,612)
Total Increase/(Decrease) in Net Assets	33,423,000	(14,712,804)
Net Assets
Beginning of the Year	48,576,696	63,289,500
End of the Year	$81,999,696	$48,576,696
Accumulated undistributed net investment loss	$(837,584)	$(204,935)

Capital Share Transactions:
Shares sold	3,031,237	774,439
Shares redeemed	(2,202,381)	(2,355,879)
Net increase/(decrease) from capital share transactions	828,856	(1,581,440)

The accompanying notes to financial statements are an integral part of these statements.

Perritt MicroCap Opportunities Fund

Financial Highlights

For a Fund share outstanding throughout the period

	For the Years Ended October 31,
	2013	2012	2011	2010	2009

Net asset value, beginning of period	$26.47	$23.43	$24.52	$19.83	$15.92
Income (loss) from investment operations:
Net investment income/(loss)2	(0.06)	0.10	(0.11)	(0.15)	(0.03)
Net realized and unrealized
gain/(loss) on investments	11.21	2.94	(0.98)	4.84	3.94
Total from investment operations	11.15	3.04	(1.09)	4.69	3.91
Less dividends and distributions:
Distributions from net investment income	(0.24)	—	—	—	—
Total dividends and distributions	(0.24)	—	—	—	—
Redemption fees2,3	—	—	—	—	—
Net asset value, end of period	$37.38	$26.47	$23.43	$24.52	$19.83
Total return1	42.46%	12.97%	(4.45%)	23.59%	24.56%
Supplemental data and ratios:
Net assets, end of period (in thousands)	$463,469	$308,241	$337,975	$371,998	$315,865
Ratio of net expenses to average net assets	1.22%	1.26%	1.22%	1.27%	1.42%
Ratio of net investment income/(loss)
to average net assets	(0.20%)	0.38%	(0.42%)	(0.67%)	(0.18%)
Portfolio turnover rate	41.4%	14.0%	25.4%	41.5%	25.4%

1	Total return reflects reinvested dividends but does not reflect the impact of taxes.
2	Net investment income/(loss) and redemption fees per share has been calculated based on average shares outstanding during the year.
3	Amount is less than $0.01 per share for each year presented.

The accompanying notes to financial statements are an integral part of this schedule.

Perritt Ultra MicroCap Fund

Financial Highlights

For a Fund share outstanding throughout the period

	For the Years Ended October 31,
	2013		2012		2011	2010		2009

Net asset value, beginning of period	$11.50		$10.90		$11.10	$8.14		$6.42
Income (loss) from investment operations:
Net investment loss2	(0.15)		(0.06)		(0.15)	(0.06)		(0.03)
Net realized and unrealized
gain (loss) on investments	4.88		0.66		(0.06)	3.02		1.75
Total from investment operations	4.73		0.60		(0.21)	2.96		1.72
Less dividends and distributions:
Total dividends and distributions	—		—		—	—		—
Redemption fees2	—	3	—	3	0.01	—	3	—	3
Net asset value, end of period	$16.23		$11.50		$10.90	$11.10		$8.14
Total return1	41.13%		5.50%		(1.80%)	36.36%		26.79%
Supplemental data and ratios:
Net assets, end of period (in thousands)	$82,000		$48,577		$63,290	$96,532		$64,002
Ratio of net expenses to average net assets	1.75%		1.85%		1.65%	1.72%		2.12%
Ratio of net investment loss
to average net assets	(1.14%)		(0.56%)		(1.11%)	(0.57%)		(0.07%)
Portfolio turnover rate	33.9%		14.6%		17.9%	29.0%		19.6%

1	Total return reflects reinvested dividends but does not reflect the impact of taxes.
2	Net investment loss and redemption fees per share has been calculated based on average shares outstanding during the year.
3	Amount is less than $0.01 per share.

The accompanying notes to financial statements are an integral part of this schedule.

Perritt Funds, Inc.

Notes to Financial Statements

October 31, 2013

1.	Organization

Perritt Funds, Inc. (the “Corporation”) was organized on March 19, 2004 as a Maryland corporation and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end investment company, with each series below being a diversified fund.  The Corporation currently consists of the following series:  Perritt MicroCap Opportunities Fund (“MicroCap Fund”) and Perritt Ultra MicroCap Fund (“Ultra MicroCap Fund”) (each, a “Fund,” and collectively, the “Funds”).  Perritt MicroCap Opportunities Fund, Inc., predecessor to the MicroCap Fund, commenced operations on April 11, 1988.  As part of a plan of reorganization, on February 28, 2013, Perritt MicroCap Opportunities Fund, Inc. merged into the MicroCap Fund, a series within the Corporation.

2.	Summary of Significant Accounting Policies

a.
Exchange-listed securities are generally valued at the last sales price reported by the principal security exchange on which the security is traded, or if no sale is reported, the mean between the latest bid and ask price unless the Funds investment advisor believes that the mean does not represent a fair value, in which case the securities are fair valued as set forth below.  Securities listed on NASDAQ are valued at the NASDAQ Official Closing Price.  Demand notes, commercial paper, U.S. Treasury Bills and warrants are stated at fair value using market prices if available, or a pricing service when such prices are believed to reflect fair value.  Securities for which market quotations are not readily available are valued at their fair value as determined in good faith by the Funds advisor under procedures established by and under the supervision of the Board of Directors of the Funds.  The Funds’ fair value procedures allow for the use of certain methods performed by the Funds’ advisor to value those securities for which market quotations are not readily available, at a price that the Fund might reasonably expect to receive upon a sale of such securities.  For example, these methods may be based on a multiple of earnings, or a discount from market of a similar freely traded security, or a yield to maturity with respect to debt issues, or a combination of these and other methods.

b.	Net realized gains and losses on securities are computed using the first-in, first-out method.

c.
Dividend income is recognized on the ex-dividend date, and interest income is recognized on the accrual basis.  Withholding taxes on foreign dividends and capital, which are included as a component of net investment income and realized gain (loss) on investments, respectively, have been provided for in accordance with the Funds’ understanding of the applicable country’s tax rules and rates.  Discounts and premiums on securities purchased are amortized over the life of the respective securities.  Investment and shareholder transactions are recorded on the trade date.

d.
Each Fund is charged for those expenses that are directly attributable to it.  Expenses that are not readily identifiable to a specific Fund are generally allocated among the Funds in proportion to the relative net assets of the Funds.

Perritt Funds, Inc.

Notes to Financial Statements (Continued)

e.
Provision has not been made for federal income tax since the Funds have each elected to be taxed as a “regulated investment company” and intend to distribute substantially all income to their shareholders and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies.

f.
The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and reported amounts of increases and decreases in net assets from operations during the reporting period.  Actual results could differ from those estimates.

In preparing these financial statements, the Funds have evaluated events and transactions for potential recognition or disclosure through the date the financial statements were issued.

g.
Dividends from net investment income and net realized capital gains, if any, are declared and paid annually.  Distributions to shareholders are recorded on the ex-dividend date.  The Funds may periodically make reclassifications among certain of their capital accounts as a result of the timing and characterization of certain income and realized gain distributions determined annually in accordance with federal tax regulations which may differ from GAAP.  For the year ended October 31, 2013 the MicroCap Fund did not reclassify any components of its capital accounts.  The Ultra MicroCap Fund has reclassified the components of its capital accounts for the year ended October 31, 2013 by increasing accumulated net investment loss by $45 and decreasing accumulated net realized loss by $45.

h.
As of and during the year ended October 31, 2013, the Funds did not have a liability for any unrecognized tax benefits.  The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense on the Statements of Operations.  During the year, the Funds did not incur any interest or penalties.  The Funds are not subject to examination by U.S. federal tax authorities for any tax years before 2009.

3.	Security Valuation

GAAP establishes an authoritative definition of fair value and sets out a hierarchy for measuring fair value.  GAAP also requires additional disclosures about the various inputs used to develop the measurements of fair value.  These inputs are summarized in the three broad levels listed below:

• Level 1 –	Quoted prices in active markets for identical securities.

• Level 2 –	Other significant observable inputs (including quoted prices for similar securities or the identical security on an inactive market, interest rates, prepayment speeds, credit risk, etc.).

• Level 3 –	Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

Perritt Funds, Inc.

Notes to Financial Statements (Continued)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.  The following is a summary of the inputs used to value the Funds’ net assets as of October 31, 2013:

Perritt MicroCap Opportunities Fund

Description	Level 1	Level 2	Level 3	Total
Investments in Securities
Common Stocks
Consumer Discretionary	$53,213,990	$—	$—	$53,213,990
Consumer Staples	21,708,051	—	—	21,708,051
Energy	58,381,160	—	—	58,381,160
Financial	29,743,893	—	—	29,743,893
Health Care	38,892,717	769,366	—	39,662,083
Industrials	101,341,824	—	—	101,341,824
Information Technology	85,472,348	—	—	85,472,348
Materials	22,260,654	—	—	22,260,654
Total Common Stocks	411,014,637	769,366	—	411,784,003
Real Estate
Investment Trusts	5,800,600	—	—	5,800,600
Short Term Investments	47,080,742	—	—	47,080,742
Total Investments
in Securities	$463,895,979	$769,366	$—	$464,665,345

Perritt Ultra MicroCap Fund

Description	Level 1	Level 2	Level 3	Total
Investments in Securities
Common Stocks
Consumer Discretionary	$10,336,723	$506,520	$—	$10,843,243
Consumer Staples	5,053,241	—	—	5,053,241
Energy	4,397,499	—	—	4,397,499
Financial	5,553,445	1,296,675	—	6,850,120
Health Care	5,669,624	389,068	—	6,058,692
Industrials	15,262,156	786,500	—	16,048,656
Information Technology	20,884,827	114,000	—	20,998,827
Materials	3,359,831	—	—	3,359,831
Total Common Stocks	70,517,346	3,092,763	—	73,610,109
Warrants
Energy	—	—	—	—
Information Technology	24,900	—	—	24,900
Total Warrants	24,900	—	—	24,900
Short Term Investments	8,946,247	—	—	8,946,247
Total Investments
in Securities	$79,488,493	$3,092,763	$—	$82,581,256

Please refer to the Schedules of Investments for additional information regarding the composition of the amounts listed above.

Perritt Funds, Inc.

Notes to Financial Statements (Continued)

Below are the transfers into or out of Levels 1 and 2 for the Funds using fair values measured at the end of the reporting period:

	MicroCap Fund	Ultra MicroCap Fund
Transfers into Level 1	$—	$1,714,558
Transfers out of Level 1	769,366	2,192,263
Net Transfers in/out of Level 1	$(769,366)	$(477,705)
Transfers into Level 2	$769,366	$2,192,263
Transfers out of Level 2	—	1,714,558
Net Transfers in/out of Level 2	$769,366	$477,705

The securities transferred from Level 1 to Level 2 due to securities not trading on the last day of the reporting period.

The securities transferred from Level 2 to Level 1 due to an increase of observable market data from an increase in market activity.

On November 1, 2012, the combined fair values of the Funds’ Level 3 securities were zero.  There were transfers out of Level 3 during the year ended October 31, 2013.  These transfers occurred due to an increase in observable market data.  The fair values of these transfers from Level 3 to Level 2 were zero.  As of October 31, 2013, the combined fair values of the Funds’ Level 3 securities were zero.  As there is no active market for these level 3 securities, the value is being derived from qualitative information.  The fair value of the warrants is derived by calculating the difference between the underlying equity security’s price and the strike price of the warrant.  An increase in the underlying equity security’s price will increase the fair value of the warrant security.  Alternatively, a decrease in the underlying equity security’s price will decrease the fair value of the warrant security.

The following table presents information about unobservable inputs related to the Funds’ categories of Level 3 investments as of October 31, 2013.

	Fair Value at	Valuation	Unobservable
	10/31/13	Techniques	Inputs	Ranges
Equity
Security	$ —	Intrinsic Value	No active market	$0.00 – $0.00
Warrant	—	Intrinsic	Warrant strike price and	N/A
		Value	Underlying stock price

4.	Investment Advisory Agreement

For each Fund, the Corporation entered into an investment advisory agreement (collectively, the “Agreements”) with Perritt Capital Management, Inc. (the “Advisor”), with whom certain officers and directors of the Corporation are affiliated, to furnish investment advisory services to that Fund.  Under the terms of the Agreements, the MicroCap Fund pays the Advisor a monthly fee at the annual rate of 1% of the Fund’s daily average net assets and Ultra MicroCap Fund pays the Advisor a monthly fee equal to 1.25% of its average net assets less than or equal to $100 million; 1.00% with respect to average net assets in excess of $100 million and less than or equal to $200 million; and 0.50% with respect to average net assets in excess of $200 million.  At October 31, 2013,

Perritt Funds, Inc.

Notes to Financial Statements (Continued)

the MicroCap Fund and Ultra MicroCap Fund had fees due to the Advisor of $386,217 and $82,189, respectively.  For the year ended October 31, 2013, the MicroCap Fund and Ultra MicroCap Fund had incurred advisory fees of $3,660,508 and $692,727, respectively.

The Advisor manages the Funds’ investments subject to the supervision of the Funds’ Board of Directors.  The Advisor is responsible for investment decisions and supplies investment research and portfolio management. Under the investment advisory agreement, the Advisor, at its own expense and without reimbursement from the Funds, will furnish office space and all necessary office facilities, equipment and personnel for making the investment decisions necessary for managing the Funds and maintaining their organization, will pay the salaries and fees of all officers and directors of the Funds (except the Chief Compliance Officer’s salary and the fees paid to disinterested directors) and will bear all sales and promotional expenses of the Funds.

5.Investment Transactions

Purchases and sales of securities, excluding short-term investments, for the year ended October 31, 2013 were as follows:

	Purchases		Sales
	U.S.		U.S.
	Government	Other	Government	Other
MicroCap Fund	$—	$138,324,196	$—	$145,319,388
Ultra MicroCap Fund	$—	$24,264,730	$—	$17,944,628

6.Federal Income Tax Matters

As of October 31, 2013, the components of distributable earnings on a tax basis were as follows:

	MicroCap Fund	Ultra MicroCap Fund
Cost of investments for tax purposes	$362,566,507	$70,232,512
Gross tax unrealized appreciation	$135,069,352	$22,351,902
Gross tax unrealized depreciation	(32,970,514)	(10,003,158)
Net tax unrealized depreciation
on investments	102,098,838	12,348,744
Distributable ordinary income	1,411,874	—
Distributable long-term capital gains	42,008,377	2,070,521
Total distributable earnings	43,420,251	2,070,521
Other accumulated losses	(2,139,898)	(837,584)
Total accumulated earnings	$143,379,191	$13,581,681

The difference between book and tax basis distributable earnings is primarily related to the deferral of losses on wash sales.

At October 31, 2013, the MicroCap Fund and Ultra MicroCap Fund deferred, on a tax basis, late year ordinary losses of $2,139,898 and $837,584, respectively.

Perritt Funds, Inc.

Notes to Financial Statements (Continued)

The tax composition of distributions paid during the years ended October 31, 2013 and 2012 were as follows:

	Ordinary Income		Long-term Capital Gains
	2013	2012	2013	2012
MicroCap Fund	$2,669,596	$—	$—	$—
Ultra MicroCap Fund	—	—	—	—

On November 20, 2013, the MicroCap Fund paid ordinary income and long-term capital gains distributions of $0.11363 and $3.3809 per share, respectively, and the Ultra MicroCap Fund paid long-term capital gains distributions of $0.39278 per share.

7.Restricted Securities

The Funds own investment securities which are unregistered and thus restricted as to resale.  These securities are valued by each Fund after giving due consideration to pertinent factors including recent private sales, market conditions and the issuer’s financial performance.  Where future disposition of these securities requires registration under the Securities Act of 1933, each Fund has the right to include these securities in such registration, generally without cost to the Fund.  The Funds have no right to require registration of the unregistered securities they hold.  At October 31, 2013, the MicroCap Fund and Ultra MicroCap Fund held restricted securities with an aggregate value of $2,036,250 and $2,324,193, which accounted for 0.44% and 2.83%, respectively, of each Fund’s net assets.

8.Guarantees and Indemnifications

Under the Funds’ organizational documents, their officers and directors are indemnified by the Funds against certain liabilities arising out of the performance of their duties to the Funds.  Additionally, in the normal course of business, the Funds enter into contracts with service providers that contain general indemnification clauses.  The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred.  Currently, the Funds expect the risk of loss to be remote.

9.Line of Credit Arrangement

Each of the Funds is party to an uncommitted line of credit arrangement with U.S. Bank, N.A. that may be renewed annually under which the MicroCap Fund may borrow up to $15,000,000 and the Ultra MicroCap Fund may borrow up to the lesser of $4,500,000, 10% of the fair value of the assets, or 33.33% of the sum of the fair value of certain assets of the Fund.  Interest is charged on borrowings at the prevailing Prime Rate.  The Funds have borrowed under these arrangements from time to time to increase the efficiency of cash flow management.  For the period from November 1, 2012 to October 31, 2013, the MicroCap Fund did not have any borrowings while the Ultra MicroCap Fund had average borrowings of $26,767 and the weighted average interest rate on the line of credit borrowings was 3.25%.  At October 31, 2013, the Funds had no outstanding borrowings on the line of credit.  Subsequent to October 31, 2013, the Funds renewed their uncommitted line of credit arrangements, expiring December 15, 2014, under which the MicroCap Fund may

Perritt Funds, Inc.

Notes to Financial Statements (Continued)

borrow up to $23,000,000 and the Ultra MicroCap Fund may borrow up to the lesser of $11,500,000 or 33.33% of the sum of the fair value of certain assets of the Fund.
10.	Redemption Fee

The Funds charge a 2% redemption fee to those who buy and sell shares within 90 calendar days or less.  The redemption fee is retained for the benefit of long-term shareholders, and recorded as additional capital in the Statements of Changes in Net Assets.

11.	Transactions with Affiliates

The following issuers were affiliated with the Funds, as the Funds held 5% or more of the outstanding voting securities of the issuer during the period from November 1, 2012 through October 31, 2013.  See Section (2)(a)(3) of the Investment Company Act of 1940.

Perritt MicroCap Opportunities Fund

						Value At
	Share Balance At			Share Balance At	Dividend	October 31,
Issuer Name	November 1, 2012	Additions	Reductions	October 31, 2013	Income	2013
Atlas Financial
Holdings, Inc.	—	452,800	—	452,800	$—	$5,528,688
Full House
Resorts, Inc.	—	988,173	—	988,173	—	2,717,476
					$—	$8,246,164

Perritt Ultra MicroCap Fund

						Value At
	Share Balance At			Share Balance At	Dividend	October 31,
Issuer Name	November 1, 2012	Additions	Reductions	October 31, 2013	Income	2013
Smart
Pros LTD	210,000	50,000	—	260,000	$12,785	$520,000
TurboSonic
Technologies,
Inc.1	1,125,000	—	1,125,000	—	—	—
					$12,785	$520,000

1	Issuer was not an affiliate as of October 31, 2013.

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors of
Perritt Funds, Inc.

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Perritt Funds, Inc. comprising Perritt MicroCap Opportunities Fund and Perritt Ultra MicroCap Fund (the “Funds”) as of October 31, 2013, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended.  These financial statements and financial highlights are the responsibility of the Funds’ management.  Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements.  Our procedures included confirmation of securities owned as of October 31, 2013, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received.  An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the Funds constituting Perritt Funds, Inc. as of October 31, 2013, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

COHEN FUND AUDIT SERVICES, LTD.

Cleveland, Ohio
December 23, 2013

Expense Example (Unaudited)	October 31, 2013

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, reinvested dividends, or other distributions; redemption fees (the Funds impose a 2.00% redemption fee on shares held for 90 calendar days or less after purchase); and exchange fees; and (2) ongoing costs, including management fees; distribution and/or service fees; and other Fund expenses.  This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.  The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2013 – October 31, 2013).

Actual Expenses
The first line of the table below provides information about actual account values and actual expenses.  Although the Funds charge no sales load or transaction fees (other than a 2.00% redemption fee for shares held for 90 calendar days or less after purchase), you will be assessed fees for outgoing wire transfers, returned checks and stop payment orders at prevailing rates charged by U.S. Bancorp Fund Services, LLC, the Funds transfer agent.  If you request that a redemption be made by wire transfer, currently a $15.00 fee is charged by the Funds transfer agent.  You will be charged a transaction fee equal to 2.00% of the net amount of the redemption if you redeem your shares within 90 calendar days of purchase.  IRA accounts will be charged a $15.00 annual maintenance fee.  To the extent the Fund invests in shares of other investment companies as part of its investment strategy, you will indirectly bear your proportionate share of any fees and expenses charged by the underlying funds in which the Fund invests in addition to the expenses of the Fund.  Actual expenses of the underlying funds are expected to vary among the various underlying funds.  These expenses are not included in the example below.  The example below includes, but is not limited to, management fees, shareholder servicing fees, fund accounting, custody and transfer agent fees.  However, the example below does not include portfolio trading commissions and related expenses, interest expense and other extraordinary expenses as determined under accounting principles generally accepted in the United States of America.  You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period.  Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.  The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.  You may use this information to compare the ongoing costs of investing in the Fund and other funds.  To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Expense Example (Unaudited) (Continued)	October 31, 2013

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees.  Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.  In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period
	5/1/13	10/31/13	5/1/13 – 10/31/131
Actual
MicroCap Fund	$1,000.00	$1,220.00	$6.71
Ultra MicroCap Fund	1,000.00	1,248.50	9.58

Hypothetical
MicroCap Fund	$1,000.00	$1019.16	$6.11
Ultra MicroCap Fund	1,000.00	1,016.69	8.59

1
Expenses are equal to the Fund’s annualized expense ratio of 1.20% for the MicroCap Fund and 1.69% for the Ultra MicroCap Fund for the six-month period, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Directors and Officers (Unaudited)

The Funds are governed by a Board of Directors that meets regularly to review investments, performance, expenses, and other business matters, and is responsible for protecting the interests of shareholders. The majority of the Funds’ directors are independent of Perritt Capital Management, Inc.  The Board of Directors elects the Funds’ officers.  The name, address, age and principal occupations for the past five years of the directors and officers are listed below, along with the number of portfolios in the Fund complex overseen by each director.  During the past five years none of the directors has served as a director of a public company or a mutual fund other than Perritt MicroCap Opportunities, Inc. and Perritt Funds, Inc.  The business address of each director and officer is 300 South Wacker Drive, Suite 2880, Chicago, IL 60606.  For additional information about the directors, please call 1-800-331-8936 and request a Statement of Additional Information (SAI).  One will be mailed to you free of charge.

Position(s) Held
	with Fund and			Other
	Number of			Directorships
	Portfolios in			Held by
Name,	Fund Complex	Term of Office	Principal	Director
Address,	Overseen	and Length of	Occupation(s)	during the
and Age	by Director	Time Served	during Past 5 Years	Past 5 Years

Independent Directors of the Fund
Dianne C. Click	Director	Indefinite, until	Ms. Click is a licensed Real	None
Age: 51		successor	Estate Broker in the State
	Portfolios in	elected;	of Montana. She has been
	Fund Complex	17 years,	a partner and a principal
	Overseen: 2	Perritt MicroCap	owner of a real estate sales
		Opportunities	company, Bozeman Broker
		Fund;	Group, since April 2004.
		9 years,	She has been licensed
		Perritt Ultra	in the state of Montana
		MicroCap Fund	since 1995.

David S. Maglich	Director	Indefinite, until	Mr. Maglich is a Shareholder	None
Age: 56		successor	with the law firm of Fergeson,
	Portfolios in	elected;	Skipper, et. al. in Sarasota,
	Fund Complex	24 years,	Florida and has been employed
	Overseen: 2	Perritt MicroCap	with such firm since April 1989.
Opportunities
Fund;
9 years,
Perritt Ultra
MicroCap Fund

Directors and Officers (Unaudited) (Continued)

Position(s) Held
	with Fund and			Other
	Number of			Directorships
	Portfolios in			Held by
Name,	Fund Complex	Term of Office	Principal	Director
Address,	Overseen	and Length of	Occupation(s)	during the
and Age	by Director	Time Served	during Past 5 Years	Past 5 Years

Inside Director of the Fund

Michael J.
Corbett(1)	President	One-year term	Mr. Corbett has been	None
Age: 48		as President;	President of the Perritt
	Portfolios in	As Director,	MicroCap Opportunities
	Fund Complex	indefinite until	Fund since November
	Overseen: 2	successor	1999 and President of the
		elected;	Perritt Ultra MicroCap Fund
		Director since	since August 2004. He has
		October 5, 2010;	served as President of the
		14 years as	Advisor since October 5,
		President of	2010, and previously served
		Perritt MicroCap	as Vice President of the
		Opportunities	Advisor from February
		Fund;	1997 until October 5, 2010.
		9 years as	Mr. Corbett began his
		President of	tenure with Perritt Capital
		Perritt Ultra	Management in 1990 as a
		MicroCap Fund	research analyst. He assumed
portfolio management
responsibilities in 1996
and now serves as portfolio
manager for both funds.

Directors and Officers (Unaudited) (Continued)

Position(s) Held
	with Fund and			Other
	Number of			Directorships
	Portfolios in			Held by
Name,	Fund Complex	Term of Office	Principal	Director
Address,	Overseen	and Length of	Occupation(s)	during the
and Age	by Director	Time Served	during Past 5 Years	Past 5 Years

Officers of the Fund other than Mr. Corbett

Mark Buh	Vice President	One-year term	Mr. Buh has been Vice	N/A
Age: 51	and Treasurer	1 year	President and Treasurer of the
Funds and Chief Financial
Officer of the Adviser since
February 2012. He has over
25 years of experience in
corporate accounting,
administration, tax analysis
and strategic planning for
growth and development. He
has a BS in accounting, an
MBA from DePaul University,
and is a CPA and CFA.

Allison B. Hearst	Secretary	One-year term	Mrs. Hearst has 16 years of	N/A
Age: 50			experience in the mutual fund
		3 years	industry, including a previous
tenure at the Advisor beginning
in 1990. Mrs. Hearst returned
to the Advisor in 2007.

Lynn E.
Burmeister	Vice President	One-year term	Mrs. Burmeister has been the	N/A
Age: 54	and Chief		Chief Compliance Officer
	Compliance	3 years	since May 1, 2010, and
	Officer		oversees all compliance
matters for the funds and the
advisor. She also coordinates
the administration of the Funds
and is a liaison with the firm’s
corporate counsel. Mrs.
Burmeister has worked in the
financial industry since 1980.
Her previous experience
includes work at Harris
Associates, Gofen & Glossberg
and Optimum Investments.

(1)	Mr. Corbett is an interested person of the Funds based upon his position with the Advisor.

MicroCap Opportunities Fund and Ultra MicroCap Fund

The Funds file their complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the Securities and Exchange Commission’s website at http://www.sec.gov and may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C.  Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Funds’ latest Forms N-Q are also available without charge upon request by calling 1-800-331-8936.

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling the Advisor at 1-800-331-8936 and on the Securities and Exchange Commission’s website at http://www.sec.gov.

Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 1-800-331-8936 and on the Securities and Exchange Commission’s website at http://www.sec.gov.

Household Delivery of Shareholder Documents: To reduce expenses, the Funds may mail only one copy of the Funds’ prospectus, SAI and each annual and semi-annual report to those addresses shared by two or more accounts.  If you wish to receive individual copies of these documents, please call the Funds at 1-800-331-8936 or contact your financial institution.  You will begin receiving individual copies thirty days after receiving your request.

Electronic Delivery of Shareholder Documents: You may choose to receive the Funds’ prospectus and annual and semi-annual reports electronically.  To sign up for electronic delivery, visit www.icsdelivery.com and select the first letter of your brokerage firm’s name.  Then, select your brokerage institution from the list that follows, fill out the appropriate information and provide an e-mail address where you would like your information sent.  If your brokerage firm is not listed, electronic delivery may not be available.  Please contact your brokerage firm or financial advisor.

Tax Notice

For the year end October 31, 2013, the Perritt MicroCap Opportunities Fund and the Perritt Ultra MicroCap Fund did not pay any interest related dividends under the Internal Revenue Code Section 87(k)(1)(c).  Additionally, for the year ended October 31, 2013, there were no short-term capital gain distributions designated under the Internal Revenue Code Section 871(k)(2)(c).

The percentage of dividend income distributed for the year ended October 31, 2013, which is designated as qualified dividend income under the Jobs and Growth Tax Relief Reconciliation Act of 2003, is 100% and 0% for the Perritt MicroCap Opportunities and the Perritt Ultra MicroCap Funds, respectively.  Of the dividends paid by the Perritt MicroCap Opportunities and the Perritt Ultra MicroCap Funds, 100% and 0%, respectively, qualify for the corporate dividends received deduction.

Privacy Policy

We collect the following nonpublic personal information about you:

•	Information we receive from you on or in applications or other forms, including but not limited to, your name, address, phone number, and social security number; and

•
Information about your transactions with us, our affiliates or others, including but not limited to, your account number and balance, parties to transactions, cost basis information and other financial information.

We do not disclose any nonpublic personal information about our current or former shareholders to nonaffiliated third parties, except as permitted by law.  For example, we are permitted by law to disclose all the information we collect to our transfer agent to process your transactions.  Furthermore, we restrict access to your nonpublic personal information to those persons who require such information to provide products or services to you.  We maintain physical, electronic, and procedural safeguards through our transfer agent, U.S. Bancorp Fund Services, LLC, that comply with federal standards to guard your nonpublic personal information.

In the event that you hold shares of the Funds through a financial intermediary, including, but not limited to, a broker-dealer, bank or trust company, the privacy policy of your financial intermediary would govern how your nonpublic personal information would be shared with nonaffiliated third parties.

Investment Advisor
Perritt Capital Management, Inc.
300 South Wacker Drive, Suite 2880
Chicago, IL 60606-6703
800-331-8936

Independent Registered
Public Accounting Firm
Cohen Fund Audit Services, Ltd.
1350 Euclid Avenue, Suite 800
Cleveland, OH 44115

Legal Counsel
Foley & Lardner LLP
777 East Wisconsin Avenue
Milwaukee, WI 53202

Custodian
U.S. Bank, NA
1555 North River Center Drive, Suite 302
Milwaukee, WI 53212

Transfer Agent
and Dividend Disbursing Agent
U.S. Bancorp Fund Services, LLC
P.O. Box 701
Milwaukee, WI 53201-0701
Distributor
Quasar Distributors, LLC
615 East Michigan Street
Milwaukee, WI 53202

For assistance with your existing account, call our
Shareholder Service Center at 1-800-332-3133.

The Funds’ Statements of Additional Information
contain information about the Funds’ directors and are
available without charge upon request by calling
1-800-332-3133.

MicroCap Opportunities Fund

Ultra MicroCap Fund

Minimum Initial Investment $1,000

IRA Minimum Initial Investment $250

Dividend Reinvestment Plan

Systematic Withdrawal Plan

Automatic Investment Plan

Retirement Plans Including:

•IRA	•Roth IRA
•SEP-IRA	•Coverdell Education
•Simple IRA	Savings Account

2% redemption fee imposed for shares
held ninety (90) calendar days or less.

This report is authorized for distribution
only to shareholders and others who have
received a copy of the prospectus of the
Perritt MicroCap Opportunities Fund and/or
the Perritt Ultra MicroCap Fund.

300 S. Wacker Drive • Suite 2880 • Chicago, IL 60606-6703
Tel 312-669-1650 • 800-331-8936 • Fax: 312-669-1235
E-mail: PerrittCap@PerrittCap.com
Web Site: www.perrittmutualfunds.com

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer.  The registrant has not made any amendments to its code of ethics during the period covered by this report.  The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.  Incorporated by reference to the registrant’s Form N-CSR filed January 8, 2010.

Item 3. Audit Committee Financial Expert.

The registrant’s board of directors has determined that the registrant does not have an audit committee financial expert serving on its board of directors, which functions as the registrant’s audit committee since the registrant does not have a separate audit committee.

The board of directors has determined that the members of the board of directors have sufficient background, experience and financial knowledge to fulfill their responsibilities and obligations to the registrant and its shareholders.  Accordingly, the board of directors has determined that the search for, and possible appointment of, a person who would satisfy the definition of an audit committee financial expert is not necessary.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant, Cohen Fund Audit Services, Ltd., to perform audit services, audit-related services, and tax services during the past fiscal year.  “Audit services” refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for the fiscal year.  “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit.  “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning.  The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 10/31/2013	FYE 10/31/2012
Audit Fees	$27,000	$27,000
Audit-Related Fees	$0	$0
Tax Fees	$6,000	$5,000
All Other Fees	$0	$0

The percentage of fees billed by Cohen Fund Audit Services, Ltd. for the fiscal years ended October 31, 2013 and October 31, 2012, respectively, applicable to non-audit services pursuant to a waiver of the pre-approval requirement was as follows:

	FYE 10/31/2013	FYE 10/31/2012
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full-time permanent employees of the principal accountant.  The following table indicates the non-audit fees billed or expected to be billed by the registrant’s accountants for services to the registrant and to the registrant’s investment adviser or Service Affiliates (as defined below) for the last two years.

Non-Audit Related Fees	FYE 10/31/2013	FYE 10/31/2012
Registrant	$0	$0
Registrant’s Investment Adviser	$0	$0

Because the registrant’s accountants have not rendered any non-audit services during the last two fiscal years to the registrant’s investment adviser, or any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant (together with the registrant’s investment adviser, “Service Affiliates”) that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, the registrant’s board of directors has not considered whether the provision of such services to the registrant’s investment adviser or the Service Affiliates is compatible with maintaining the independence of the registrant’s accountant.

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Investments.

(a).  Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

(b).  Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors.

Item 11. Controls and Procedures.

The Registrant’s President and Treasurer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Incorporated by reference to the registrant’s Form N-CSR filed January 8, 2010.

(2) A separate certification for each principal executive and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)  Perritt Funds, Inc.

By (Signature and Title)*/s/ Michael J. Corbett
 Michael J. Corbett, President

Date   December 24, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*/s/ Michael J. Corbett
 Michael J. Corbett, President

Date   December 24, 2013

By (Signature and Title)*/s/ Mark J. Buh
Mark J. Buh, Treasurer

Date   December 27, 2013

* Print the name and title of each signing officer under his or her signature.